                                 Exhibit 99.3

 Series 1998-2 Monthly Certificateholders' Statement for the month of February
                                     1999

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      PROFFITT'S CREDIT CARD MASTER TRUST
                                 SERIES 1998-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks
Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1998-2 is set forth below:


  DATE OF THE CERTIFICATE                                     MARCH 10, 1999
  MONTHLY PERIOD ENDING:                                   FEBRUARY 28, 1999
  DETERMINATION DATE                                          MARCH 10, 1999
  DISTRIBUTION DATE                                           MARCH 15, 1999


---------------------------------------------------------------------------------------------------------------------------------
                                                              GENERAL
---------------------------------------------------------------------------------------------------------------------------------
  201  Amortization Period                                                                                      No           201
  202  Early Amortization Period                                                                                No           202
  203  Class A Investor Amount paid in full                                                                     No           203
  204  Class B Investor Amount paid in full                                                                     No           204
  205  Collateral Indebtedness Amount paid in full                                                              No           205
  206  Saks Incorporated is the Servicer                                                                        Yes          206

---------------------------------------------------------------------------------------------------------------------------------
                                                          INVESTOR AMOUNT
---------------------------------------------------------------------------------------------------------------------------------

                                                                         as of the end of prior          as of the end of
                                                                           Monthly Period                 the relevant
                                                                                                         Monthly Period
                                                                         -----------------               -------------
  207  Series 1998-2 Investor Amount                                      $    261,500,000      207(a)   $  261,500,000      207(b)
  208  Class A Investor Amount                                            $    200,000,000      208(a)   $  200,000,000      208(b)
  209  Class B Investor Amount                                            $     21,500,000      209(a)   $   21,500,000      209(b)
  210  Collateral Indebtedness Amount                                     $     24,000,000      210(a)   $   24,000,000      210(b)
  211  Class D Investor Amount                                            $     16,000,000      211(a)   $   16,000,000      211(b)

  212  Series 1998-2 Adjusted Investor Amount                             $    261,500,000      212(a)   $  261,500,000      212(b)
  213  Class A Adjusted Investor Amount                                   $    200,000,000      213(a)   $  200,000,000      213(b)
  214  Principal Account Balance                                          $              -      214(a)   $            -      214(b)
  215  Class B Adjusted Investor Amount                                   $     21,500,000      215(a)   $   21,500,000      215(b)

  216  Class A Certificate Rate                                                                                6.00%         216
  217  Class B Certificate Rate                                                                                6.15%         217
  218  Collateral Indebtedness Interest Rate                                                                5.68563%         218
  219  Class D Certificate Rate                                                                             5.93563%         219
  220  Weighted average interest rate for Series 1998-2                                                        5.98%         220

                                                                         as of the end of prior          as of the end of
                                                                           Monthly Period                 the relevant
                                                                                                         Monthly Period
                                                                         -----------------               -------------
  221  Series 1998-2 Investor Percentage with respect to Finance                33.46%          221(a)        35.78%         221(b)
       Charge Receivables
  222  Class A                                                                  25.59%          222(a)        27.37%         222(b)
  223  Class B                                                                   2.75%          223(a)         2.94%         223(b)
  224  Collateral Indebtedness Amount                                            3.07%          224(a)         3.28%         224(b)
  225  Class D                                                                   2.05%          225(a)         2.19%         225(b)

  226  Series 1998-2 Investor Percentage with respect to Principal              33.46%          226(a)        35.78%         226(b)
       Receivables
  227  Class A                                                                  25.59%          227(a)        27.37%         227(b)
  228  Class B                                                                   2.75%          228(a)         2.94%         228(b)
  229  Collateral Indebtedness Amount                                            3.07%          229(a)         3.28%         229(b)
  230  Class D                                                                   2.05%          230(a)         2.19%         230(b)

  231  Series 1998-2 Investor Percentage with respect to Allocable Amounts      33.46%          231(a)        35.78%         231(b)
  232  Class A                                                                  25.59%          232(a)        27.37%         232(b)
  233  Class B                                                                   2.75%          233(a)         2.94%         233(b)
  234  Collateral Indebtedness Amount                                            3.07%          234(a)         3.28%         234(b)
  235  Class D                                                                   2.05%          235(a)         2.19%         235(b)

---------------------------------------------------------------------------------------------------------------------------------
                                               SERIES 1998-2 INVESTOR DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------

  236  The sum of the daily allocations of collections of Principal Receivables for the                  $            -      236
       relevant Monthly Period

  237  Class A distribution of collections of Principal Receivables per $1,000 of                         $          -         237
       original principal amount
  238  Class B distribution of collections of Principal Receivables per $1,000 of                         $          -         238
       original principal amount
  239  Collateral Indebtedness Amount distribution of collections of Principal                            $          -         239
       Receivables per $1,000 of original principal amount
  240  Class D distribution of collections of Principal Receivables per $1,000 of                         $          -         240
       original principal amount
  241  Class A distribution attributable to interest per $1,000 of original principal                     $       5.00         241
       amount
  242  Class B distribution attributable to interest per $1,000 of original principal                     $       5.13         242
       amount
  243  Collateral Indebtedness Amount distribution attributable to interest per $1,000                    $       4.26         243
       of original principal amount
  244  Class D distribution attributable to interest per $1,000 of original principal                     $          -         244
       amount
  245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of                      $       1.67         245
       original principal amount

-----------------------------------------------------------------------------------------------------------------------------------
                                               COLLECTIONS ALLOCATED TO SERIES 1998-2
-----------------------------------------------------------------------------------------------------------------------------------

  246  Series allocation of collections of Principal Receivables                                          $ 48,216,925         246
  247  Class A                                                                                            $ 36,877,189         247
  248  Class B                                                                                            $  3,964,298         248
  249  Collateral Indebtedness Amount                                                                     $  4,425,263         249
  250  Class D                                                                                            $  2,950,175         250

  251  Series allocation of collections of Finance Charge Receivables                                     $  5,308,230         251
  252  Class A                                                                                            $  4,059,832         252
  253  Class B                                                                                            $    436,432         253
  254  Collateral Indebtedness Amount                                                                     $    487,180         254
  255  Class D                                                                                            $    324,787         255

       Available Funds
       ---------------
  256  Class A Available Funds                                                                            $  4,059,832         256
  257  The amount to be withdrawn from the Reserve Account to be included in Class A                      $          -         257
       Available funds
  258  Principal Investment Proceeds to be included in Class A Available Funds                            $          -         258
  259  The amount of investment earnings on amounts held in the Reserve Account to be                     $          -         259
       included in Class A Available funds

  260  Class B Available Funds                                                                            $    436,432         260
  261  The amount to be withdrawn from the Reserve Account to be included in Class B                      $          -         261
       Available funds
  262  Principal Investment Proceeds to be included in Class B Available Funds                            $          -         262
  263  The amount of investment earnings on amounts held in the Reserve Account to be                     $          -         263
       included in Class B Available funds

  264  Collateral Available Funds                                                                         $    487,180         264

  265  Class D Available Funds                                                                            $    324,787         265

-----------------------------------------------------------------------------------------------------------------------------------
                                                 APPLICATION OF COLLECTIONS
-----------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount                        $  1,000,000         266
       of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date
  267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A                         $          -         267
       Servicing fee for the related Distribution Date
  268  Class A Allocable Amount                                                                           $    610,054         268
  269  An amount to be included in the Excess Spread                                                      $  2,449,778         269

       Class B
       -------

  270  Class B Monthly Interest for the related Distribution Date, plus the amount of any           $    110,188         270
       Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
  271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B                   $          -         271
       Servicing fee for the related Distribution Date
  272  An amount to be included in the Excess Spread                                                $    326,244         272

       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral                $          -         273
       Servicing fee for the related Distribution Date
  274  An amount to be included in the Excess Spread                                                $    487,180         274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D                   $          -         275
       Servicing fee for the related Distribution Date
  276  An amount to be included in the Excess Spread                                                $    324,787         276

  277  Available Excess Spread                                                                      $  3,587,989         277
  278  Available Shared Excess Finance Charge Collections                                           $          -         278
  279  Total Cash Flow available for 1998-2 waterfall                                               $  3,587,989         279

  280  Class A Required Amount is to be used to fund any deficiency in line266, line267             $          -         280
       and line268
  281  The aggregate amount of Class A Investor Charge Offs which have not been                     $          -         281
       previously reimbursed
  282  Class B Required Amount to the extent attributable to line270, and line271                   $          -         282
  283  Class B Allocable Amount                                                                     $     65,581         283
  284  Any remaining portion of the Class B Required Amount                                         $          -         284
  285  An amount equal to any unreimbursed reductions of the Class B Investor Amount,               $          -         285
       if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal
       Collections; (iii) reallocations of the Class B Investor Amount to the Class A
       Investor Amount
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral                $    102,341         286
       Monthly Interest previously  due but not paid to the Collateral Indebtedness
       Holder plus Collateral Additional Interest
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee               $    409,167         287
       due for the relevant Monthly Period and not paid above
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee               $         -          288
       due but not distributed to the Servicer for prior Monthly Periods
  289  Collateral Allocable Amount                                                                  $     73,206         289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if                  $          -         290
       any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
      (iii) reallocations of the CIA to the Class A or Class B Investor Amount
  291  The excess, if any, of the Required Cash Collateral Amount over the Available                $          -         291
       Collateral Amount
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D                  $     71,228         292
       Certificateholders plus Class D Additional Interest
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                 $     26,667         293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly              $          -         294
       Periods
  295  Class D Allocable Amount                                                                     $     48,804         295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:                  $          -         296
       (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class D Investor Amount to the Class A or Class B
       Investor Amount or CIA
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder              $          -         297
       pursuant to the Loan Agreement
  298  Excess, if any, of the Required Reserve Account Amount over the amount on                    $          -         298
       deposit in the Reserve Account
  299  Shared Excess Finance Charge Collections                                                     $  2,790,995         299
 -----------------------------------------------------------------------------------------------------------------------------------
                                                 DETERMINATION OF MONTHLY PRINCIPAL
 -----------------------------------------------------------------------------------------------------------------------------------

  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                     $          -         300
  301  Available Principal Collections held in the Collection Account                               $ 48,216,925         301
  302  Class A Accumulation Amount                                                                  $          -         302

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
       (distributable only after payout of Class A)                                                $           -         303
  304  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A Monthly Principal                                       $  48,216,925         304
  305  Class B Accumulation Amount                                                                 $           -         305

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
       and line#308)                                                                               $           -         306
  307  Available Principal Collections held in the Collection Account less portion of such
       Collections applied to Class A and Class B Monthly Principal                                $  48,216,925         307
  308  Enhancement Surplus                                                                         $           -         308

  309  Class D Monthly Principal                                                                   $           -         309
  310  Available Principal Collections held in the Collection Account less portion of such
       Collections applied to Class A, Class B or collateral Monthly Principal                     $  48,216,925         310


 ---------------------------------------------------------------------------------------------------------------------------
                                                   AVAILABLE ENHANCEMENT AMOUNT
----------------------------------------------------------------------------------------------------------------------------

  311  Available Enhancement Amount                                                                $  40,000,000         311
  312  Amount on Deposit in the Cash Collateral Account                                            $           -         312

----------------------------------------------------------------------------------------------------------------------------
                                                 REALLOCATED PRINCIPAL COLLECTIONS
----------------------------------------------------------------------------------------------------------------------------

  313  Reallocated Principal Collections                                                           $           -         313
  314  Class D Principal Collections (to the extent needed to fund Required Amounts)               $           -         314
  315  Collateral Principal Collections (to the extent needed to fund Required Amounts)            $           -         315
  316  Class B Principal Collections (to the extent needed to fund Required Amounts)               $           -         316

----------------------------------------------------------------------------------------------------------------------------

                                INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS
----------------------------------------------------------------------------------------------------------------------------
                                                                        %                             Amount
                                                                  -------------------            -----------------
  317  Series 1998-2 Default Amount                                   33.46%            317(a)     $     797,646         317(b)
  318  Class A Investor Default Amount                                25.59%            318(a)     $     610,054         318(b)
  319  Class B Investor Default Amount                                 2.75%            319(a)     $      65,581         319(b)
  320  Collateral Default Amount                                       3.07%            320(a)     $      73,206         320(b)
  321  Class D Investor Default Amount                                 2.05%            321(a)     $      48,804         321(b)

  322  Series 1998-2 Adjustment Amount                                                             $           -         322
  323  Class A Adjustment Amount                                                                   $           -         323
  324  Class B Adjustment Amount                                                                   $           -         324
  325  Collateral Adjustment Amount                                                                $           -         325
  326  Class D Adjustment Amount                                                                   $           -         326

  327  Series 1998-2 Allocable Amount                                                              $     797,646         327
  328  Class A Allocable Amount                                                                    $     610,054         328
  329  Class B Allocable Amount                                                                    $      65,581         329
  330  Collateral Allocable Amount                                                                 $      73,206         330
  331  Class D Allocable Amount                                                                    $      48,804         331

------------------------------------------------------------------------------------------------------------------------------
                                                         REQUIRED AMOUNTS
---------------------------------------------------------------------------------------------------------------------------------

  332  Class A Required Amount                                                                     $              -         332
  333  Class A Monthly Interest for current Distribution Date                                      $      1,000,000         333
  334  Class A Monthly Interest previously due but not paid                                        $              -         334
  335  Class A Additional Interest for prior Monthly Period or previously due but not paid         $              -         335
  336  Class A Allocable Amount for current Distribution Date                                      $              -         336
  337  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                      $              -         337

  338  Class B Required Amount                                                                     $              -         338
  339  Class B Monthly Interest for current Distribution Date                                      $        110,188         339
  340  Class B Monthly Interest previously due but not paid                                        $              -         340
  341  Class B Additional Interest for prior Monthly Period or previously due but not paid         $              -         341
  342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                      $              -         342
  343  Excess of Class B Allocable Amount over funds available to make payments                    $              -         343

  344  Collateral Required Amount                                                                 $              -         344
  345  Collateral Monthly Interest for current Distribution Date                                  $        102,341         345
  346  Collateral Monthly Interest previously due but not paid                                    $              -         346
  347  Collateral Additional Interest for prior Monthly Period or previously due but              $              -         347
       not paid
  348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                  $              -         348
  349  Excess of Collateral Allocable Amount over funds available to make payments                $              -         349

--------------------------------------------------------------------------------------------------------------------------------
                                                   REDUCTION OF INVESTOR AMOUNTS
--------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  350  Class A Investor Amount reduction                                                          $              -         350
  351  Class A Investor Charge Off                                                                $              -         351
  352  Reductions of the Class A Investor Amount                                                  $              -         352
       Class B
       -------
  353  Class B Investor Amount reduction                                                          $              -         353
  354  Class B Investor Charge Off                                                                $              -         354
  355  Reductions of the Class B Investor Amount                                                  $              -         355
  356  Reallocated Principal Collections applied to Class A                                       $              -         356
       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                   $              -         357
  358  Collateral Indebtedness Amount Charge Off                                                  $              -         358
  359  Reductions of the Collateral Indebtedness Amount                                           $              -         359
  360  Reallocated Principal Collections applied to Class B                                       $              -         360
       Class D
       -------
  361  Class D Investor Amount reduction                                                          $              -         361
  362  Class D Investor Charge Off                                                                $              -         362
  363  Reductions of the Class D Investor Amount                                                  $              -         363
  364  Reallocated Principal Collections applied to Collateral Indebtedness Amount                $              -         364

--------------------------------------------------------------------------------------------------------------------------------
                                                           SERVICING FEE
--------------------------------------------------------------------------------------------------------------------------------

  365  Series 1998-2 Servicing Fee                                                                $        435,833         365
  366  Class A Servicing Fee                                                                      $        333,333         366
  367  Class B Servicing Fee                                                                      $         35,833         367
  368  Collateral Servicing Fee                                                                   $         40,000         368
  369  Class D Servicing Fee                                                                      $         26,667         369

--------------------------------------------------------------------------------------------------------------------------------
                                                          RESERVE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------------

  370  Required Reserve Account Amount ( if applicable)                                                     N/A            370
  371  Reserve Account Reinvestment Rate (if applicable)                                                    N/A            371
  372  Reserve Account balance                                                                    $              -         372


  373  Accumulation Period Length                                                                        12 months         373

       IN WITNESS WHEREOF, THE UNDERSIGNED HAS DULY EXECUTED AND DELIVERED THIS CERTIFICATE THIS 10TH DAY OF MARCH, 1999.

       SAKS INCORPORATED,
       AS SERVICER

       BY /s/ James S. Scully
         -----------------------------------------

       NAME:  JAMES S. SCULLY
       TITLE: VICE PRESIDENT AND TREASURER